Exhibit 99.2
Investor Presentation: 2007 - Business Transformation March 2008

Disclosures This presentation has been prepared by Doral Financial Corporation (the "Company") to provide current information, including preliminary financial information about its operations and includes information that has not been included in any report previously filed with the U.S. Securities and Exchange Commission (the "SEC"). The financial information has not been audited or reviewed by the Company's independent registered public accounting firm and reflects the Company's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors, and circumstances that could affect the realization of those developments or results. Furthermore, this presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of the Company that are subject to various risk factors and conditions which could cause actual results to differ materially from historical results or from past results contained herein. Such factors include, but are not limited to, the possibility that adverse general market macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments, the ability of management to effectively implement the Company's strategies, increases in delinquency rates of borrowers and other factors described in the Company's periodic filings with the SEC. The Company is not under any obligation (and expressly disclaims and such obligation) to publicly update or revise its forward looking statements or any information contained herein.

Contents Overview Financials Credit Quality Interest Rate Risk and Liquidity Growth Summary

Overview 2007 Key Facts Branches 41 Assets $9.3BN Loans $5.3BN Deposits $4.3BN Leverage Ratio 10.8% Net Interest Margin 160bps Employees 1,435 Doral serves over 400,000 customers through 41 branch locations across Puerto Rico Loan Portfolio Composition (12.31.2007) Mortgage 69% Consumer / Other 2% Construction 12% Commercial 17%

Doral Today Doral has successfully executed against the goals that it set for 2007 ? Identify and address material weakness in internal controls ? Sell $4.0B of mortgage loans (First Bancorp, Santander, etc.) ? Complete recruitment of management team (CEO, CFO, CIO, Treas., CEO of DRL PR, Gen. Counsel, HR, Risk, etc.) ? Introduce centers of excellence ? Rationalize operations and right-size employee base ? Establish credibility and transparency with regulators ? Release 2007 Q1, Q2 and Q3 results (financials up-to-date) ? Resolution of class action lawsuits ? Refinance $625 million Senior Notes and address liquidity needs ? Implement a risk organization ? Deleverage the company by 48% ? Restructure and simplify balance sheet to reduce IRR to industry norms ? Establish controllership, including timely monthly closing process ? Document credit risk and establish appropriate reserves ? Enhance internal audit function ? Filed restated FRY9C reports by quarter to 2000 ? Position company for growth as a Community Bank

Review: Doral Restructuring and Recapitalization On May 17, 2007, the Company entered into a definitive agreement providing for the sale of $610 million of Doral common stock at $0.63 per share to a newly-formed entity, Doral Holdings, which was created by a group of private equity investors $610M investment by Doral Holdings Delaware LLC (Doral Holdings) in Doral Financial Corp. MSR & Doral Mortgage contributed as capital to Doral Bank Puerto Rico Doral Bank Puerto Rico dividend of $155M to DFC Repayment of $625M debentures due 07/20/07 Sale of Doral Bank New York branches closed Doral Bank New York dividend and return of capital of $45M to DFC $1.9B Balance sheet restructuring plan executed Payment of shareholder settlement of $95M July 19 July 19 July 19 July 20 August 17 August 8 July 30 July 26

Stock Ownership Following the Transaction Public Ownership Doral Holdings 90% 10% Bear Stearns Merchant Banking Marathon Asset Management Perry Capital The D.E. Shaw Group Tennenbaum Capital Partners Eton Park Capital Management Goldman Sachs & Co Canyon Capital Advisors GE Asset Management Other LP Investors General Partner Investor in Doral Holdings Limited Partner Investor in Doral Holdings Management* *less than 2%

Transforming Doral Creating a Diverse, Returns Oriented Community Bank From From To To Market Share Driven Returns Oriented Mono-line Mortgage Business Multi-Product Community Bank Gain-on Sale Driven Revenue Net Interest Margin & Fee Income Trading Activities Earnings Stability Substantial Governance Issues Compliance as a Growth Strategy Complex Balance Sheet / Massive Derivative Hedging Traditional Banking Balance Sheet / Match Funding and Selective Hedging

doral

# Strong Board of Directors

## Doral's Board Is Comprised Of A Diverse Group Of Financial And Banking Industry Professionals With The Experience To Successfully Govern Doral.

**Members of the Board**

| Name | Role | Date Joined | Background |
|---|---|---|---|
| Glen Wakeman | Executive | May 2006 | President and CEO, Doral Financial Corporation |
| Dennis Buchert | Independent | October 2006 | Former CEO, Credit Agricole Indosuez |
| Frank Baier | Independent | July 2007 | Former CFO, Independence Community Bank |
| David King | Doral Holdings | July 2007 | Senior Managing Director, BSMB |
| Howard Levkowitz | Doral Holdings | July 2007 | Managing Partner and Co-Founder, Tennenbaum Capital Partners, LLC |
| Michael O'Hanlon | Doral Holdings | July 2007 | Senior Managing Director, Marathon Asset Management |
| Ori Uziel | Doral Holdings | July 2007 | Former Managing Director, Perry Corp. |
| James Gilleran | Independent | December 2007 | Former Director, Office of Thrift Supervision |
| Ramesh Shah | Independent | December 2007 | Chairman, WNS Global Services<br>Former EVP and Head of Retail Banking, Greenpoint Financial |
| Kevin Twomey | Independent | December 2007 | Former President & COO, The St. Joe Company<br>Former Vice Chariman and CFO, HF Ahmanson & Co. |

9

Experienced Management Doral's Management Team Consists Of A Group Of Highly Motivated, Talented And Experienced Individuals With Many Years Of Training At World-class Organizations. Doral's Senior Management Team Doral's Senior Management Team Name Title Date Hired Prior Experience Glen Wakeman President and CEO May 2006 CEO GE Money Latin America Marangal "Marito" Domingo EVP, Chief Financial and Investment Officer September 2006 EVP Finance & Strategy Countrywide Bank Calixto Garcia-Velez EVP, Chairman and CEO of Doral Bank PR September 2006 President Citibank West FSB and Citibank Florida Lesbia Blanco-Diaz EVP, Chief Talent and Administration Officer July 2006 Global Director of Human Resources Ethicon (a Johnson & Johnson Company) Enrique Ubarri-Baragano EVP, General Counsel September 2006 VP and General Counsel Triple-S Management Corporation Christopher Poulton EVP, Chief Business Development Officer June 2007 Global Six Sigma Quality Leader GE Money Paul Makowski EVP, Chief Risk Officer July 2007 Chief Risk Officer Bank of America Mortgage Division

Regulatory Summary Action Status Summary FDIC Safety & Soundness C&D Terminated As a result of corrective actions taken, the FDIC and the Office of Commissioner terminated the C&D order placed in March 2006 related to safety and soundness issues in connection to the restatement. OTS Safety & Soundness Restrictions Removed The OTS has removed restrictions originally imposed in February 2006 on Doral Bank, FSB related to safety and soundness issues in connection to the restatement. FDIC BSA C&D Remediating In February 2008, Doral Bank PR entered into a consent C&D order with the FDIC relating to BSA compliance issues. The issues are being addressed Doral expects to comply with the requirements of the order within the timeframe. Federal Reserve Safety & Soundness C&D Remediating In March 2006, Doral Financial entered into a consent C&D order with the Federal Reserve related to safety and soundness issues in connection to the restatement. Doral Financial has complied with all requirements and as a result, penalties have not been levied on the Company under the order. FDIC Memorandum of Understanding Remediating Doral Bank PR entered into a MOU with the FDIC in October 2006 regarding deficiencies in HMDA data reporting and weaknesses in complying with the National Flood Insurance Act. Doral Continues To Address Historic, Legacy Regulatory Compliance.

Financials

Asset Balances 48% decline in total assets represents Doral's coordinated program to focus investment in high quality assets, reduce interest rate risk and is driven primarily by the sale of $1.9 billion and $438 million of securities in Q3 and Q4 respectively Change in Asset Balances Since March 2006 ($ in billions) 0 2 4 6 8 10 12 14 16 18 20 Mar.06 Jun.06 Sep.06 Dec.06 Mar.07 Jun.07 Sep.07 Dec.07 Cash MM Sec + FHLB Loans Other 17.8 13.9 13.8 11.9 11.5 10.7 9.5 9.3

Liability Balances The 52% decline in total liabilities has been driven by simplifying the balance sheet to eliminate structured repos, reduce optionality and improve interest rate risk Change in Liability Balances Since March 2006 ($ in billions) 0 2 4 6 8 10 12 14 16 18 20 Mar.06 Jun.06 Sep.06 Dec.06 Mar.07 Jun.07 Sep.07 Dec.07 Deposits Repos FHLB Loans Payable Notes Others 16.7 13.0 12.7 11.0 10.7 10.0 8.1 8.0

Solid Capital Position Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios Regulatory Capital Ratios 'Well Capitalized' Level (Regulatory) DFC Dec.07 DBPR Dec.071 DBNY Dec.07 Total Capital Ratio 10.0% 17.8% 12.2% 13.8% Tier-1 Capital Ratio 6.0% 16.5% 10.9% 13.0% Leverage Ratio2 5.0% 10.8% 5.7% 10.6% Doral and its banking subsidiaries continue to maintain capital ratios significantly above well capitalized levels 1 Excludes the impact of the $80 million capital contribution approved by Doral Financial's Board of Directors which is expected to be completed during the first quarter of 2008 2 Tier 1 capital to average assets in the case of Doral Financial and Doral Bank PR and Tier 1 capital to adjusted total assets in the case of Doral Bank NY

Capacity for Growth Doral continues to have substantial excess capital which can be deployed to support future growth opportunities tier 1 capital assets Actual 558 8343 Excess 403 6713 403M excess capital supports 6.7B of capacity 558M capital supports 9.3B of assets $ Millions

Doral Historical Financial Income statement ($ in millions) ($ in millions) ($ in millions) 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2002 - 2006 2007 by quarter 2007 by quarter 2007 by quarter 2007 by quarter 2007 by quarter 2002 2003 2004 2005 2006 Q1.07 Q2.07 Q3.07 Q4.07 2007 Net interest income 164 238 338 280 201 38 35 39 42 154 Provision (4) (12) (10) (22) (40) (6) (19) (5) (48) (78) Non-interest income (loss) 167 119 16 62 (59) 12 25 (110) (2) (75) Non-interest expense 146 179 214 288 374 75 77 73 78 303 Pre-tax income (loss) 181 166 130 32 (272) (31) (36) (149) (87) (303) Tax expense (benefit) 13 24 (85) 19 (48) 6 1 (86) (53) (132) Net income (loss) 168 142 215 13 (224) (37) (37) (63) (34) (171) Supplemental data ($ in billions) ($ in billions) ($ in billions) Loans 4.4 5.2 6.7 7.8 5.2 5.1 5.0 4.9 5.3 5.3 Interest earning assets 8.7 11.1 17.1 16.5 11.0 10.7 10.0 8.7 8.6 8.6 Total assets 9.4 11.8 17.8 17.3 11.9 11.5 10.7 9.5 9.3 9.3 Deposits 2.2 3.0 3.6 4.2 4.3 4.2 3.9 4.1 4.3 4.3 Equity 0.8 1.2 1.3 1.1 0.9 0.9 0.8 1.4 1.3 1.3 Key ratios (bps or %) (bps or %) (bps or %) Net interest margin (bps) 211 241 251 156 141 143 130 181 199 160 ROA (%) 2.0 1.4 1.5 0.1 (1.5) (1.2) (1.3) (2.6) (1.5) (1.6) ROE (%) 30.7 20.0 30.2 (3.0) (59.3) (23.7) (74.7) (40.4) (21.3) (40.3) Efficiency ratio (%) 59.4 47.1 43.4 74.9 177.2 144.5 142.7 114.3 159.6 138.6 Tier 1 capital ratio (%) - 18.7 14.4 11.7 10.3 9.6 8.9 18.4 16.5 16.5 Leverage ratio (%) - 9.7 6.8 5.5 4.5 4.7 4.5 11.6 10.8 10.8

Credit Quality

Non-Performing Assets Change in NPA Since 2003 ($ in millions) 2003 2004 2005 2006 2007 Residential mortgage loans 131 103 175 173 262 Construction loans 4 17 9 141 280 Commercial real estate loans 5 9 12 54 111 Commercial non-real estate loans 1 1 1 6 3 Consumer loans 2 1 2 3 4 Lease financing / Land loans - - 0 1 2 OREO / Repossessed units 19 20 18 34 39 162 151 217 411 700 0 100 200 300 400 500 600 700 800 2003 2004 2005 2006 2007

Non-Performing Assets Selected Ratios (%) 2007 2006 NPAs over/to loans, net and OREO (%) 13.4 8.1 NPAs over/to total assets (%) 7.5 3.5 Non-performing loans to total loans (%) 12.4 7.4 ALLL over/to non-performing loans (%) 25.9 30.7 Deteriorating economic conditions drive non-performing loans Non-performing mortgage loans grew 51% in 2007 $1.4 billion of loans were transferred from held for sale into loans receivable Portfolio includes loans that were repurchased under recourse obligations Construction loan delinquency driven by delays in underlying projects

Allowance for Loan Losses ($ in millions) ($ in millions) Loan Receivable Portfolio Unpaid Principal Balance (UPB) Portfolio Comp Non-Perf Loans (NPLs) ALLL ALLL to UPB ALLL to NPLs December 2007 Residential mortgage loans 3,340 66% 257 21 0.6% 8.2% December 2007 Construction loans 588 12% 280 57 9.7% 20.3% December 2007 Commercial loans 894 18% 114 26 3.0% 23.2% December 2007 Consumer and other loans 255 5% 6 20 8.0% 336.9% December 2007 Total loans 5,077 100% 657 125 2.5% 19.0% September 2007 Residential mortgage loans 3,048 67% 240 19 0.6% 7.9% September 2007 Construction loans 704 15% 220 38 5.3% 17.1% September 2007 Commercial loans 609 13% 93 24 3.9% 25.3% September 2007 Consumer and other loans 185 4% 5 8 4.1% 150.0% September 2007 Total loans 4,546 100% 557 88 1.9% 15.7% During the quarter, mortgage remained the lion's share of the portfolio, composition shifted from construction to commercial loans and consumer held steady at 5% In Q4, NPLs rose in all asset classes in line with continuing economic deterioration ALLL grew $37M or 42% in Q4 in order to ensure adequate coverage of the non-performing portfolio Overall coverage ratio grew in the quarter with large increases in construction and consumer coverage

Interest Rate Risk and Liquidity

De-Leveraging Interest Rate Risk ($ in billions) Total assets Duration of equity March 2006 IRR position 17.8 34 years less: December 2006 securities sale (cost of $30M) (1.7) (7 years) less: asset run-off and loan sales April to December 2006 (4.2) (11 years) December 2006 IRR position 11.9 16 years plus: loan growth December 2006 to December 2007 0.2 less: August 2007 securities sale (cost of $126M), New York sale and capital infusion (2.3) (7 years) less: sale of treasury securities and other (0.5) (3 years) December 2007 IRR position 9.3 6 years Doral has dramatically reduced interest rate risk over the last twenty-one months Volatility of net interest income is now within acceptable levels Doral's interest rate risk reduction efforts have created a balance sheet that produces a predictable earnings stream Doral no longer holds any significant IO positions (sold or unwound in Q1 and Q2 06) Doral no longer holds a disproportionate amount of investment securities that are inadequately hedged

Doral's Liquidity Position As of December 31, 2007, available liquidity was $1.5 billion, including $269 million in cash and cash equivalents Sources of funds for new production at Doral Bank PR FHLB Borrowings: $980 million in excess capacity; 30% of assets limit Brokered CDs: $100 million in weekly capacity Principal repayments: $240 million annual repayments ($ millions) Doral Financial Corporation Doral Bank PR Doral International Doral Bank NY Total Cash & Equivalents 45 67 141 16 269 Excess Agency & Gov Collateral 59 37 164 - 260 FHLB Advances Availability - 980 - - 980 Total Liquidity Available 104 1,084 305 16 1,510 Other Pledgeable Collateral 370 403 - - 773

Growth

Building a Growing Community Bank Channel Expansion: Expand to include correspondent, realtor and new projects Underwriting: Improve risk-based pricing as market rationalizes Cost Efficiency: Faster service and improved process efficiency Cross-Sell: Increase offerings to over 400,000 existing consumers Add Customers: Grow number of retail banking customers Increase Balances: Grow balances in core deposit accounts Grow Fees: Grow banking fees through introduction of debit card product Retail Sales force expansion: Hire seasoned Relationship Officers Product menu: Filling gaps in product line Pricing and credit: Underwriting improvements to optimize profitability Credit: Cease financing of new construction and land development projects Absorption: Help developers sell more units Work-out: Expand work-out activities and resources Construction Mortgages Segment Small Business Commercial Growth Strategy

Mortgage Mortgage production has been growing throughout the year under prudent underwriting despite adjustments in underwriting, a deteriorating economy and strong competition 2007 Mortgage Production ($ in millions) Q4 Mortgage Production Creates an annualize run rate of $1.0BN 0 10 20 30 40 50 60 70 80 90 100 J-07 F-07 M-07 A-07 M-07 J-07 J-07 A-07 S-07 O-07 N-07 D-07

Retail Adding Customers... 2007 Deposit Accounts Opened (count) 2007 Transactional Account Balances ($ in millions) 2007 Retail Banking Fees ($ in thousands) Increasing Core Deposit Balances... Growing Banking Fees... 4,200 4,400 4,600 4,800 5,000 5,200 5,400 5,600 5,800 6,000 Q4.06 Q1.07 Q2.07 Q3.07 Q4.07 700 750 800 850 900 950 1,000 Q4.06 Q1.07 Q2.07 Q3.07 Q4.07 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 Q1.07 Q2.07 Q3.07 Q4.07

Summary

Building Franchise Value Eliminate Material Weaknesses Focus on Compliance Reduce Non-Performing Assets Grow Mortgage and Retail Bank Product Lines Deploy Excess Capital